MERRILL LYNCH
LATIN AMERICA
FUND, INC.






FUND LOGO






Annual Report

November 30, 1995



Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Service, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation*
As a Percentage of
Net Assets as of
November 30, 1995

A map depicting the following asset allocation percentages:

Mexico                                     20.7%
Panama                                      3.4%
Venezuela                                   4.6%
Colombia                                    2.1%
Ecuador                                     1.7%
Peru                                        6.1%
Brazil                                     30.1%
Uraguay                                     0.2%
Argentina                                  13.7%
Chile                                       9.7%

[FN]
*Total may not equal 100% and does not include short-term securities.





DEAR SHAREHOLDER


Fiscal Year in Review
During the year ended November 30, 1995, the capital markets in Latin America experienced dramatic corrections. Every stock market, with the exception of Peru, had double-digit declines during the year, resulting in a total return for the unmanaged Morgan Stanley Latin America Free Index of -28.0%.

During the 12-month period ended November 30, 1995, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -37.66%, -38.32%, -38.32% and -37.84%, respectively. (Investment results shown do not include sales charges, and would be lower if sales charges were deducted. Complete performance information, including average annual and aggregate total returns, can be found on pages 4--7 of this report to shareholders.) The Fund's performance was adversely impacted by stock holdings in Argentina, Brazil and Mexico, particularly in the first half of the year. Our expectation of a weak economic environment in the months following the initial market correction in December 1994 led us to invest defensively. This decision prevented the Fund from participating fully in the subsequent rallies that took place in March 1995, negatively impacting performance. The cash position increased to a peak level of 14.6% in May.

Investment Overview
Mexico's devaluation of the peso on December 20, 1994 sent shock waves throughout Latin America. The spillover effect in the other Latin American markets, which became known as the "Tequila Effect," was quick and widespread. A series of sharp corrections occurred in almost all Latin American markets, which lasted until March. While there have been several rallies since then, none have been sustained and investor confidence has not been restored in the Latin American equity markets.

Although each country faced its own individual crisis, there were certain common denominators. First, an economic slowdown developed in many of the major countries. In Mexico and Argentina, the slowdown quickly degenerated into recessions, with 1995 estimates of real gross domestic product growth for Mexico now at -6.0% and ranging from -0.5% to +1.5% for Argentina. Brazil also experienced slower growth, although this was induced by policies designed to curb inflation. Second, in most countries, interest rates rose significantly as some foreign investors began to withdraw their investments. The higher yields in fixed-income instruments provided a more attractive alternative to many stock investments in the region. Third, partly as an outgrowth of high interest rates, an increased fragility of the banking sector developed in most of the countries. In Mexico, the concern centered on rapidly deteriorating asset quality, coupled with low levels of capitalization and loan provisions. In Argentina, banking liquidity was hampered as depositors withdrew their deposits in massive amounts. In Brazil, investors feared that the banks would not be able to replace the lost inflationary earnings with sufficient revenues from credit or fee-generating products.

Although problems remain, the governments in these countries have taken measures which should strengthen the banking sector in these countries. In Mexico, for example, banks can receive government aid to restructure their problem loans, while in Argentina a new deposit insurance program will address some of the liquidity concerns. In Brazil, recent central bank changes in reserve requirements should help to bolster the sector.

In addition to these three common themes, each country had its own set of problems to contend with. For example, in Mexico the devaluation of the peso touched off one of the steepest recessions in recent Mexican history. Poor corporate earnings, coupled with recurring questions regarding monetary and currency policy, led to extreme volatility in the stock markets. The government's reticence and seeming inaction in the initial days of the crisis engendered a lack of confidence in the Mexican economic team, and hence the equity market. However, by the summer of 1995, there were also some positive developments. The Chiapas dissidents were less active, and Mexico successfully launched a sizable $1.5 billion bond issue in the international markets. Recently there has been good news on trade statistics, new tax incentives to promote employment and the government's stated intention to maintain a floating rate exchange policy.

Shortly after the Mexican devaluation, the Argentine economic team moved rapidly and forcefully to allay investors' fears concerning Argentina. After a confirmation of the Convertibility Program, Argentina quickly obtained a new International Monetary Fund (IMF) package and launched several successful bond issues. In May 1995, the re-election of President Carlos Menem by a sizable majority was seen as a mandate for the continuation of economic reforms. Shortly after the elections, however, rumors began to surface that Economic Minister Domingo Cavallo would leave the government. Unfortunately, these rumors plagued the stock market for most of the summer and into the fall. The success of the recent tax moratorium, a booming export sector and announced government spending have helped to bolster confidence in Argentina recently.

In Brazil the continuation of the Real Plan (named for the Brazilian Monetary Unit which began in the summer of 1994) meant that for most of the year real interest rates remained high, having a negative impact on the stock market. The government of President Cardoso continued to press forward with the Real Plan, proposing legislation for fiscal reform. One of the proposed measures, a capital gains tax on security holdings by foreigners, led to stock market weakness. Likewise, new scandals concerning Congressional leaders and Cabinet members have had negative repercussions on the market, as did the recent central bank intervention involving Banco Nacional S.A. However, satisfactory inflation numbers and the relaxation of credit restrictions have been viewed as positive. The Finance Ministry approved an initial rebalancing of telephone tariffs and the first inflation adjustment since the implementation of the Real Plan. We believe that this should be positive news for Fund investment Telecomunicacoes de Brasileiras S.A. (Telebras), the holding company for 27 operating subsidiaries, because of its potentially positive impact on earnings. The telephone rebalancing program also eliminated some of the cross-subsidiaries between different services, and increased local and long-distance rates.

While Chile also felt the "Tequila Effect," it was viewed as a safer haven by many investors. Although the Chilean stock market did correct, its subsequent rally was sustained. Nevertheless, over the past year, the Chilean market was plagued by three negative developments. First, the opening of competition for long-distance service in the telecommunications sector led to weakness in the telecommunications stocks, such as Fund holding Compania de Telefonos de Chile (CTC), as investors anticipated lower long-distance tariffs would hurt profitability. Second, the possibility that two natural gas pipelines would be built and result in an excess supply of low-cost electricity prompted a sell-off in the shares of electric utility stocks. Finally, a shareholder proposal calling for the liquidation of a large Chilean country fund's portfolio had a negative impact on the market.

For the most part, each of these matters has been resolved positively. Although a price war resulted from the deregulation of the telecommunications sector, there has been a sharp rebound and tariffs have now stabilized. With regard to the electric utilities sector, it is likely that only one gas pipeline will actually be constructed in the next few years, and that the ensuing effect on utility profit margins will be minimal, in our opinion.

Finally, since the shareholder proposal to liquidate the large
Chilean country fund failed, there was not a drastic sell-off of its investments.

The weakness of stock prices in the utility sector provided an opportunity for the Fund to purchase shares in Enersis S.A., a blue-chip holding company with exposure to electricity distribution and generation in Chile, Argentina and Peru. We believe that earnings growth of Enersis will be robust in the coming years. The sources of Enersis' earnings growth are its extensive restructuring and cost-cutting programs, its investments in Argentina and Peru, and the growth of the electricity market in Chile, which will be the most rapid in the region.

Initially, the Colombian stock market rose in the first few months of the Mexican crisis. However, charges of corruption against President Samper's team surfaced in the summer, leading to the resignation of key members of the government. The charges subsequently became more intense, even pointing to the President himself. The result has been a declining stock market which did not mirror the rallies experienced in the larger markets.

At first, Peru also suffered the "Tequila Effect" because of concern over its current account deficit, although the funding for much of this deficit was long-term foreign direct investment rather than volatile portfolio investment. Despite these concerns, the Peruvian stock market was able to sustain a rally from the spring through September 1995, buoyed by a strong economic outlook for 1995 and news that the Peruvian government and the international commercial banks had reached an agreement to reschedule Peruvian bank debt. Recently, the stock market has declined in response to renewed concern about the current account deficit.

Venezuela's stock market was virtually flat for most of the year.
Only in the fall, when rumors of a possible agreement with the IMF surfaced, did the stock market rally, rising close to 50% on a nominal basis by the end of November.

More recently, as negotiations with the IMF have stalled and international reserves have dwindled, the market has experienced a slight correction.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President




(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager



January 5, 1996





PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs and the "Performance Summary" and "Recent Performance Results" tables on pages 5--7. Data for Class B and Class D Shares are presented in the "Average Annual Total Return" table on page 5. Data for Class A and Class C Shares are also presented in the "Aggregate Total Return" table on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shares compared to growth of an investment in the Emerging Markets Free Latin America Index.
Beginning and ending values are:

                                     10/21/94**        11/95

ML Latin America Fund, Inc.++--
Class A Shares*+++                    $ 9,475         $5,663

ML Latin America Fund, Inc.++--
Class C Shares*                       $10,000         $5,940

Emerging Markets Free Latin
America Index++++                     $10,000         $6,991



A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in the Emerging Markets Free Latin America Index.
Beginning and ending values are:


                                     9/27/91**         11/95

ML Latin America Fund, Inc.++--
Class B Shares*                       $10,000        $11,079

ML Latin America Fund, Inc.++--
Class D Shares*                       $ 9,475        $10,845

Emerging Markets Free Latin
America Index++++                     $10,000        $17,174


[FN]
   *Assuming maximum sales Charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++++This unmanaged market capitalization-weighted Index by Morgan
    Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile, and Mexico which are freely purchasable by foreign investors.
 +++As a result of the implementation of the Merrill Lynch Select
    Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Aggregate
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94) through 9/30/95      -35.99%        -39.35%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95      -36.63%        -37.24%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




Average Annual
Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/95                        -38.10%        -40.47%
Inception (9/27/91) through 9/30/95       + 4.43         + 4.43

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/95                        -37.63%        -40.90%
Inception (9/27/91) through 9/30/95       + 5.23         + 3.82

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $18.22      $13.67              $0.396                $0.118           -22.63%
1/1/95--11/30/95           13.67       10.50                --                    --             -23.19
                                                          ------                ------
                                                    Total $0.396          Total $0.118

                                                         Cumulative total return as of 11/30/95: -40.57%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
9/27/91--12/31/91         $10.00      $10.32                --                  $0.098           + 4.22%
1992                       10.32       10.22                --                   0.227           + 1.34
1993                       10.22       16.61                --                   0.048           +63.05
1994                       16.61       13.55              $0.396                 0.118           -15.86
1/1/95--11/30/95           13.55       10.31                --                    --             -23.91
                                                          ------                ------
                                                    Total $0.396          Total $0.491

                                                         Cumulative total return as of 11/30/95: +10.25%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $18.10      $13.55              $0.396                $0.118           -22.78%
1/1/95--11/30/95           13.55       10.31                --                    --             -23.91
                                                          ------                ------
                                                    Total $0.396          Total $0.118

                                                         Cumulative total return as of 11/30/95: -41.25%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares***
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
9/27/91--12/31/91         $10.00      $10.31                --                  $0.125           + 4.40%
1992                       10.31       10.19                --                   0.326           + 2.15
1993                       10.19       16.62                --                   0.108           +64.27
1994                       16.62       13.66              $0.396                 0.118           -15.24
1/1/95--11/30/95           13.66       10.47                --                    --             -23.35
                                                          ------                ------
                                                    Total $0.396          Total $0.677

                                                         Cumulative total return as of 11/30/95: +13.81%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.



Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                 11/30/95    8/31/95   11/30/94     % Change    % Change
Class A Shares                                    $10.50     $11.40     $17.37      -38.10%(1)    -7.89%
Class B Shares                                     10.31      11.22      17.24      -38.75(1)     -8.11
Class C Shares                                     10.31      11.22      17.24      -38.75(1)     -8.11
Class D Shares                                     10.47      11.38      17.37      -38.27(1)     -8.00
Class A Shares-Total Return                                                         -37.66(2)     -7.89
Class B Shares-Total Return                                                         -38.32(2)     -8.11
Class C Shares-Total Return                                                         -38.32(2)     -8.11
Class D Shares-Total Return                                                         -37.84(2)     -8.00

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.396 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.118 per share ordinary income dividends and $0.396 per share capital gains distributions.

PORTFOLIO INFORMATION (unaudited)

As of November 30, 1995

                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

Kimberly-Clark de Mexico, S.A. de C.V. 'A'                 4.2%
Companhia Cervejaria Brahma S.A. PN (Preferred)            3.1
Panamerican Beverages Inc. (Class A)                       2.9
C.A. La Electricidad de Caracas S.A.I.C.A.-S.A.C.A.        2.8
Grupo Carso, S.A. de C.V. (ADR)                            2.7
Banco Bradesco S.A. (Preferred)                            2.5
Apasco, S.A. de C.V. 'A'                                   2.3
Telefonica de Argentina S.A. (ADR) (Class B)               2.2
Telecomunicacoes de Sao Paulo S.A.--TELESP
 de C.V. (Preferred)                                       2.0
Telecomunicacoes Brasileiras S.A.---Telebras               1.9



                                                       Percent of
Ten Largest Industries                                 Net Assets

Telecommunications                                        13.4%
Utilities                                                 11.6
Banking                                                    7.4
Beverages & Tobacco                                        6.2
Beverages                                                  6.1
Health & Personal Care                                     4.2
Retail                                                     3.7
Oil & Related                                              3.5
Building & Construction                                    3.4
Multi-Industry                                             2.9

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                             (in US dollars)
                                Shares Held/                                                                 Value    Percent of
COUNTRY      Industries          Face Amount           Long-Term Investments                Cost           (Note 1a)  Net Assets
Argentina    Automotive              290,000    Mirgor S.A. C.I.F.I.A. (ADR)(2)(b)       $    743,125     $    326,250    0.1%

             Banking                  69,620    Banco de Galicia y Buenos Aires S.A.
                                                  (ADR)(2)                                  1,010,375        1,383,697    0.2
                                      92,500    Banco Frances del Rio de la Plata
                                                  S.A.                                      1,891,189        2,416,562    0.4
                                                                                         ------------     ------------  ------
                                                                                            2,901,564        3,800,259    0.6

             Beverages                 1,715    Buenos Aires Embotelladora S.A. (BAESA)     1,727,491        2,153,402    0.3
                                     463,300    Buenos Aires Embotelladora S.A.
                                                  (BAESA) (ADR)(2)                         11,937,651       11,756,237    1.8
                                                                                         ------------     ------------  ------
                                                                                           13,665,142       13,909,639    2.1

             Foreign        ARS   27,820,000    Republic of Argentina, Floating
             Government                           Rate Notes, 7.312% due 3/31/2005         17,558,200       18,048,225    2.8
             Obligations

             Oil & Related         1,656,960    Astra Compania Argentina de
                                                  Petroleo S.A.                             2,604,480        2,818,241    0.4
                                   1,597,400    Compania Naviera Perez Companc
                                                  S.A.C.F.I.M.F.A.(b)                       6,917,944        7,751,266    1.2
                                     389,500    Yacimientos Petroliferos Fiscales
                                                  S.A. (Sponsored) (ADR)(2)                 7,809,244        7,595,250    1.2
                                                                                         ------------     ------------  ------
                                                                                           17,331,668       18,164,757    2.8

             Real Estate           1,165,215    Inversiones y Representaciones
                                                  S.A. (IRSA)                               3,126,377        2,506,465    0.4
                                     111,200    Inversiones y Representaciones
                                                  S.A. (IRSA)(GDS)(3)                       2,974,708        2,418,600    0.4
                                                                                         ------------     ------------  ------
                                                                                            6,101,085        4,925,065    0.8

             Retail                  372,469    Grimoldi S.A. (Class B)(b)                  2,315,433        1,639,683    0.2

             Telecommunications      259,000    Telecom Argentina Stet--France
                                                  Telecom S.A. (ADR)(2)                    13,152,271       11,331,250    1.7
                                     596,100    Telefonica de Argentina S.A.
                                                  (ADR)(2)                                 16,609,418       14,604,450    2.2
                                     525,000    Telefonica de Argentina S.A.
                                                  (Class B)                                 1,497,352        1,307,904    0.2
                                                                                         ------------     ------------  ------
                                                                                           31,259,041       27,243,604    4.1

             Utilities               385,600    Central Costanera S.A. (b)                  1,114,898        1,203,674    0.2
                                       9,500  ++Central Costanera S.A. (Class B)
                                                  (ADR)(2)                                    228,000          283,219    0.0
                                                                                         ------------     ------------  ------
                                                                                            1,342,898        1,486,893    0.2

                                                Total Long-Term Investments in
                                                Argentina                                  93,218,156       89,544,375   13.7


Brazil       Appliances &         29,455,500    Brasmotor Group S.A. (Preferred)            8,992,598        6,189,924    1.0
             Household         2,211,200,000    Refrigeracao Parana S.A. (Preferred)        7,705,607        5,035,860    0.8
             Durables                                                                    ------------     ------------  ------
                                                                                           16,698,205       11,225,784    1.8

             Automotive              874,700    CAPCO Automotive Products Corp.
                                                  S.A. (ADR)(2)                             9,945,767        6,778,925    1.0
                                     913,000    Confab Industrial S.A. (Preferred)          1,638,568          453,665    0.1
                                                                                         ------------     ------------  ------
                                                                                           11,584,335        7,232,590    1.1

             Banking           1,886,719,347    Banco Bradesco S.A. (Preferred)            15,022,652       16,308,598    2.5
                                  28,720,400    Banco Itau S.A. (Preferred)                 5,717,840        8,295,022    1.3
                                 364,129,908    Banco Nacional S.A. PN                      9,903,203        3,505,599    0.5
                                   3,681,154    Uniao de Banco Brasileiras S.A.
                                                  (UNIBANCO)                                   98,973          120,038    0.0
                                   1,855,780    Uniao de Banco Brasileiras S.A.
                                                  (UNIBANCO) (Rights)(c)                            0                2    0.0
                                                                                         ------------     ------------  ------
                                                                                           30,742,668       28,229,259    4.3

             Beverages            50,431,159    Companhia Cervejaria Brahma S.A.
                                                  (Preferred)                              14,391,659       19,890,550    3.1

             Food                  6,267,410    Sadia Concordia S.A. Industria e
                                                  Comercio (Preferred)                      6,030,196        4,282,081    0.7

             Forest                  390,000    Aracruz Celulose S.A.                       3,510,000        3,510,000    0.5
             Products &            1,250,000    Aracruz Celulose S.A. (Preferred)           2,249,740        2,251,553    0.3
             Paper                    40,787    Bardella Industrial S.A. (Preferred)       10,432,254        5,657,824    0.9
                                  16,802,000    MelPaper S.A. (Preferred)(b)               10,233,320        2,522,039    0.4
                                                                                         ------------     ------------  ------
                                                                                           26,425,314       13,941,416    2.1

             Machinery             8,709,000    Iochpe-Maxion S.A. (Ordinary)               3,583,312        1,250,454    0.2
                                  11,759,765    Iochpe-Maxion S.A. (Preferred)              4,996,055        1,923,440    0.3
                                   9,273,000    Weg Exportadora S.A. (Preferred)            5,597,682        4,031,739    0.6
                                                                                         ------------     ------------  ------
                                                                                           14,177,049        7,205,633    1.1

             Oil & Related        55,520,000    Petroleo Brasileiro S.A. (Preferred)        7,056,177        4,712,878    0.7

             Retail              118,564,600    Lojas Americanas S.A.                       2,125,943        2,594,675    0.4

             Steel                   182,000    Acos Industria Villares, S.A.
                                                  (Preferred)                                  37,587           56,145    0.0
                                 197,018,000    Companhia Siderurgica Nacional
                                                  S.A.--CSN (b)                             6,462,375        4,109,640    0.6
                               4,662,582,013    Usinas Siderurgicas de Minas
                                                  Gerais--Usiminas S.A. (Preferred)         3,914,669        4,150,952    0.6
                                                                                         ------------     ------------  ------
                                                                                           10,414,631        8,316,737    1.2

             Telecommunications      262,667    Telecomunicacoes Brasileiras S.A.
                                                  --Telebras (ADR)(2)                      10,918,443       12,608,016    2.0
                                  22,217,454    Telecomunicacoes Brasileiras S.A.
                                                  --Telebras (Ordinary)                       920,306          897,208    0.1
                                 208,326,328    Telecomunicacoes Brasileiras S.A.
                                                  --Telebras (Preferred)                    9,370,488       10,265,355    1.6
                                  76,193,965    Telecomunicacoes de Sao Paulo S.A.
                                                  --TELESP (Preferred)                      9,902,003       13,248,758    2.0
                                     835,929    Telecomunicacoes Parana S.A.
                                                  --TELEPAR (Preferred)(b)                    148,370          263,932    0.0
                                                                                         ------------     ------------  ------
                                                                                           31,259,610       37,283,269    5.7

             Textiles                873,000    Brasperola Industria e Comerico S.A.          931,692          271,118    0.0
                                  33,727,363    Companhia de Tecidos Norte de
                                                  Minas S.A.                                9,078,176       10,893,310    1.7
                                                                                         ------------     ------------  ------
                                                                                           10,009,868       11,164,428    1.7

             Utilities            41,100,467    Centrais Eletricas Brasileiras S.A.
                                                  --Eletrobras 'B' (Preferred)             12,461,163       11,572,802    1.8
                                     478,000    Centrais Eletricas Brasileiras S.A.
                                                  --Eletrobras (Preferred)(ADR)(2)          7,325,140        6,692,000    1.0
                                   4,387,500    Centrais Eletricas da Santa Catarina
                                                  S.A.(CELESC) 'B' (Preferred)(b)             764,541        2,952,252    0.5
                                     76,000   ++Companhia Energetica de Minas
                                                  Gerais S.A. (CEMIG) (ADR)(2)              1,628,295        1,662,500    0.3
                                      28,470    Companhia Energetica de Minas Gerais
                                                  S.A. (CEMIG) (ADR) (2)                      638,750          622,781    0.1
                                 173,020,000    Companhia Paulista de Forca e Luz S.A.     10,106,226        7,968,592    1.2
                                     941,228    Companhia Paulista de Forca e Luz
                                                  S.A. (Rights)(a)                                  0                1    0.0
                                  27,707,000    Light--Servicios de Eletricidad S.A.       10,670,483        8,317,836    1.3
                                                                                         ------------     ------------  ------
                                                                                           43,594,598       39,788,764    6.2

                                                Total Long-Term Investments in
                                                Brazil                                    224,510,253      195,868,064   30.1

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                                 (in US dollars)
                                Shares Held/                                                                 Value    Percent of
COUNTRY      Industries          Face Amount         Long-Term Investments                  Cost           (Note 1a)  Net Assets
Chile        Automotive              403,200    Chilgener Inc. S.A.                      $  8,888,165     $  9,475,200    1.5%

             Banking                 202,900    Banco O'Higgins S.A. (ADR)(2)               3,101,779        3,753,650    0.6

             Beverages             4,084,632    Vina Concha y Toro S.A.                     1,694,797        1,366,495    0.2
                                     217,700    Vina Concha y Toro S.A. (ADR)(2)            4,138,538        3,728,112    0.6
                                                                                         ------------     ------------  ------
                                                                                            5,833,335        5,094,607    0.8

             Building &              338,225    Empresas Pizarreno S.A.                       644,310          655,952    0.1
             Construction

             Closed-End Funds        414,468    The Chile Fund, Inc.                       10,594,293       10,050,849    1.5

             Food & Household        138,650    Cristalerias de Chile S.A. (ADR)(2)         3,035,094        3,084,962    0.5
             Products

             Publishing            4,916,262    Editorial Lord Cochrane S.A.                2,645,715        1,668,550    0.3

             Retail Sales            528,846    Santa Isabel S.A.                             430,047          820,513    0.1

             Steel                   152,238    Invercap S.A.                                 108,761          225,128    0.0

             Telecommunications      164,225    Compania de Telefonos de Chile
                                                  S.A. (ADR)(2)                            15,943,837       11,844,728    1.8
                                      98,732    Empresa Nacional de Telecomuni-
                                                  caciones S.A. (ENTEL)                       677,828          909,531    0.1
                                                                                         ------------     ------------  ------
                                                                                           16,621,665       12,754,259    1.9

             Utilities                35,000  ++Distribuidora Chilectra Metro-
                                                  politan S.A. (ADR)(2)                     1,473,750        1,522,500    0.2
                                   4,965,953    Empresa Nacional de Electricidad
                                                  S.A. (ENDESA)                             2,530,323        3,204,695    0.5
                                   1,900,000    Enersis S.A.                                  842,297          944,242    0.2
                                     380,200    Enersis S.A. (ADR)(2)                       9,341,910        9,742,625    1.5
                                                                                         ------------     ------------  ------
                                                                                           14,188,280       15,414,062    2.4

                                                Total Long-Term Investments in
                                                Chile                                      66,091,444       62,997,732    9.7

Colombia     Banking                 253,182    Banco de Bogota S.A                           903,609        1,067,391    0.2

             Beverages &             587,154    La Compania Cervecera Bavaria S.A.          3,401,356        1,469,943    0.2
             Tobacco

             Building                 90,000    Cementos Diamante S.A                         590,537          441,618    0.1
             Products

             Forest Products         534,325  ++Papeles Nacionales S.A. (ADR)(2)(b)         9,013,126        3,606,694    0.6
             & Paper

             Merchandising           309,805    Carulla y CIA S.A.                          3,218,690        2,016,556    0.3
                                     404,420  ++Carulla y CIA S.A. (ADR)(2)                 4,248,029        2,704,559    0.4
                                                                                         ------------     ------------  ------
                                                                                            7,466,719        4,721,115    0.7

             Multi-Industry           29,000    Corporacion Financiera del Valle
                                                  S.A. (ADR)(2)                               478,500          326,250    0.0
             Retail                1,428,814    Gran Cadena de Almacenes Colombianos
                                                  S.A. (CADENALCO)                          4,043,019        1,573,899    0.2
                                      35,000  ++Gran Cadena de Almacenes Colombianos
                                                  S.A. (CADENALCO)(ADR)(2)                    611,250          385,000    0.1
                                                                                         ------------     ------------  ------
                                                                                            4,654,269        1,958,899    0.3

                                                Total Long-Term Investments in
                                                Colombia                                   26,508,116       13,591,910    2.1


Ecuador      Building                 60,072  ++La Cemento Nacional C.A. (GDR)(4)          10,693,757       10,993,176    1.7
             Materials &
             Components
                                                Total Long-Term Investments in
                                                Ecuador                                    10,693,757       10,993,176    1.7


Mexico       Banking                 975,000    Grupo Financiero Banamex--Accival,
                                                  S.A. de C.V. (Banacci)                    2,126,670        1,389,148    0.2

             Beverages             4,280,000  ++Fomento Economico Mexicano, S.A.
             & Tobacco                            de C.V. (Femsa)(ADR)(2)                   9,730,328        9,758,400    1.5
                                   4,607,000    Fomento Economico Mexicano, S.A.
                                                  de C.V. (Femsa) (Ordinary) 'B'           11,407,302       10,661,739    1.6
                                                                                         ------------     ------------  ------
                                                                                           21,137,630       20,420,139    3.1

             Broadcasting &        3,215,000    Grupo Fernandez Editores, S.A.
             Publishing                           de C.V. (b)                               4,709,988          877,597    0.2

             Building &            3,687,900    Apasco, S.A. de C.V. 'A'                   12,435,322       14,977,490    2.3
             Construction            332,000  ++Corporacion Geo, S.A. de C.V. 'B'
                                                  (ADR)(2)(b)                               9,485,500        3,758,240    0.6
                                                                                         ------------     ------------  ------
                                                                                           21,920,822       18,735,730    2.9

             Engineering &           378,000    Grupo Profesional Planeacion y
             Construction                         Proyectos S.A. de C.V. (PYP)
                                                  (Class B)                                 5,457,192        2,063,648    0.3

             Financial               651,900    Banca Quadrum, S.A. de C.V.
             Services                             (ADR)(2)(b)                              10,545,780        3,911,400    0.6
                             US$   8,500,000  ++Grupo Financiero InverMexico,
                                                  S.A. de C.V., 7.50% due 6/16/2001         8,500,000        1,275,000    0.2
                                                                                         ------------     ------------  ------
                                                                                           19,045,780        5,186,400    0.8

             Food &                  693,846    Grupo Herdez, S.A. de C.V. 'A' (b)            819,974          138,584    0.0
             Household             2,910,461    Grupo Herdez, S.A. de C.V. 'B' (b)          3,905,490          697,581    0.1
             Products                312,518    Sigma Alimentos, S.A. de C.V.               5,569,354        2,039,066    0.3
                                                                                         ------------     ------------  ------
                                                                                           10,294,818        2,875,231    0.4

             Health &              2,067,450    Kimberly-Clark de Mexico, S.A.
             Personal Care                        de C.V. 'A'                              21,774,825       27,198,943    4.2

             Leisure                 179,000    Grupo Posadas, S.A. de C.V. 'A' (b)           149,627           50,053    0.0
                                     395,300  ++Grupo Posadas, S.A. de C.V. (ADR)
                                                  (2)(b)                                    6,138,293        1,927,087    0.3
                                   3,350,000    Grupo Situr, S.A. de C.V.                   1,907,393        1,066,112    0.2
                                                                                         ------------     ------------  ------
                                                                                            8,195,313        3,043,252    0.5

             Merchandising           435,000    Grupo Empresarial Fenix, S.A. de
                                                  C.V. (ELEKTRA) 'L' Shares                 4,102,071        1,477,031    0.2

             Multi-Industry           66,000    Desc Sociedad de Fomento Industrial,
                                                  S.A. de C.V. (Class C)(b)                   458,365          215,313    0.0
                                   3,161,625    Grupo Carso, S.A. de C.V. 'A' (b)          33,164,587       17,597,327    2.7
                                     117,750  ++Grupo Carso, S.A. de C.V. (ADR)(2)(b)       1,269,344        1,295,250    0.2
                                                                                         ------------     ------------  ------
                                                                                           34,892,296       19,107,890    2.9

             Retail               12,066,750    Cifra, S.A. de C.V. 'C'                    17,413,104       12,500,575    1.9
                                     988,500    Sears Roebuck de Mexico, S.A. de
                                                  C.V. 'B' (b)                              6,010,030        2,303,429    0.4
                                     547,500  ++Sears Roebuck de Mexico, S.A. de
                                                  C.V. 'B'(ADR) (2)(b)                     14,403,127        2,395,312    0.4
                                                                                         ------------     ------------  ------
                                                                                           37,826,261       17,199,316    2.7

             Telecommunications      359,700    Telefonos de Mexico, S.A. de C.V.
                                                  (ADR)(2)                                 14,075,357       11,870,100    1.8

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                                 (in US dollars)
                                Shares Held/                                                                 Value    Percent of
COUNTRY      Industries          Face Amount         Long-Term Investments                  Cost           (Note 1a)  Net Assets
Mexico       Transportation          345,350    Transportacion Maritima Mexicana,
(concluded)                                       S.A. de C.V. (b)                       $  2,837,584     $  2,633,294    0.4%
                                     107,000    Transportacion Maritima Mexicana,
                                                  S.A. de C.V. 'L' (TMM)(ADR)(2)(b)         1,192,663          820,666    0.1
                                                                                         ------------     ------------  ------
                                                                                            4,030,247        3,453,960    0.5

                                                Total Long-Term Investments in
                                                Mexico                                    209,589,270      134,898,385   20.7


Panama       Banking                  80,000    Banco Latinoamericano de Expor-
                                                  taciones S.A. ('BLADEX')'E'               1,992,245        3,590,000    0.5

             Beverage &              580,260    Panamerican Beverages Inc.
             Tobacco                              (Class A)                                16,384,971       18,713,385    2.9

                                                Total Long-Term Investments
                                                in Panama                                  18,377,216       22,303,385    3.4


Peru         Banking               3,215,161    Banco Wiese Limitado S.A.                   6,573,706        5,127,627    0.8

             Beverages               560,056    Cerveceria Backus Y Johnson S.A.            1,020,549          965,614    0.1

             Building              2,487,551    Cementos Norte Pacasmayo S.A.               5,488,368        4,406,825    0.7
             Materials

             Financial               359,683    Corporacion Banco Credito del
             Services                             Peru S.A. (b)                             4,498,944        5,754,928    0.9

             Food                  2,885,636    Companhia Industrial Peru
                                                  Pacifico S.A. (b)                         5,303,100        2,860,760    0.4

             Mining                1,846,813    Southern Peru Copper Corp. S.A. (b)         6,304,085        7,323,569    1.1
                                     525,682    Southern Peru Copper Corp. S.A.
                                                  (Working Labor Shares)(b)                 1,666,418        1,654,086    0.3
                                                                                         ------------     ------------  ------
                                                                                            7,970,503        8,977,655    1.4

             Miscellaneous           376,305    Minsur Sociedad Limitada S.A.
             Materials                            (T Shares)                                2,555,655        2,660,087    0.4
             & Commodities

             Utilities--           1,309,036    CPT Telefonica Del Peru S.A.
             Telecommuni-                         (A Shares)                                2,476,689        2,465,727    0.4
             cations               3,526,436    CPT Telefonica Del Peru S.A.
                                                  (B Shares)                                6,834,961        6,809,670    1.0
                                                                                         ------------     ------------  ------
                                                                                            9,311,650        9,275,397    1.4

                                                Total Long-Term Investments in Peru        42,722,475       40,028,893    6.1


Uruguay      Banking                  64,500  ++Banco Commercial S.A. (ADR)(2)              1,211,625          967,500    0.2

                                                Total Long-Term Investments in
                                                Uruguay                                     1,211,625          967,500    0.2


Venezuela    Building &            1,124,607    Corporacion Ceramica Carabobo S.A. 'B'      2,294,951        1,392,743    0.2
             Construction          1,129,218    Corporacion Ceramica Carabobo
                                                  S.A.C.A.                                  2,606,929        1,598,233    0.2
                                                                                         ------------     ------------  ------
                                                                                            4,901,880        2,990,976    0.4

             Building Materials       36,625    Corimon C.A. S.A.C.A.                         266,355          137,344    0.0
                                     577,792    Venezolana de Cementos S.A.C.A.
                                                  (Vencemos)                                  800,775        1,322,069    0.2
                                                                                         ------------     ------------  ------
                                                                                            1,067,130        1,459,413    0.2

             Food & Household     10,304,247    Mavesa S.A.                                 2,587,936        2,582,594    0.4
             Products                375,832  ++Mavesa S.A. (ADR)(2)                        4,010,625        1,080,517    0.2
                                     364,500    Mavesa S.A. (ADR)(2)                        3,379,894        1,093,500    0.2
                                                                                         ------------     ------------  ------
                                                                                            9,978,455        4,756,611    0.8

             Foreign          VEB    200,000    Republic of Venezuela, Floating
             Government                           Rate Notes, 6.812% due 12/18/2007 (1)       103,250           92,000    0.0
             Obligations

             Steel                   681,000    Siderurgica Venezolana SIVENSA,
                                                  S.A.I.C.A.--S.A.C.A.                        348,589          425,700    0.1
                                     116,000    Siderurgica Venezolana SIVENSA,
                                                  S.A.I.C.A.--S.A.C.A. (ADR)(2)               678,904          174,000    0.0
                                     169,940  ++Venezolana de Prerreducidos Caroni
                                                  Venprecar C.A. (GDS)(3)                   1,239,230          690,381    0.1
                                                                                         ------------     ------------  ------
                                                                                            2,266,723        1,290,081    0.2

             Textiles              2,131,381    Mantex S.A.C.A.                               246,278          329,945    0.1
                                     218,600    Mantex S.A.C.A. (ADR)(2)(b)                   896,329          792,425    0.1
                                                                                         ------------     ------------  ------
                                                                                            1,142,607        1,122,370    0.2

             Utilities            15,087,899    C.A. La Electricidad de Caracas
                                                  S.A.I.C.A.--S.A.C.A.                     19,844,314       18,329,346    2.8

                                                Total Long-Term Investments in
                                                Venezuela                                  39,304,359       30,040,797    4.6


             Total Investments                                                           $732,226,671      601,234,217   92.3
                                                                                         ============
             Other Assets Less Liabilities                                                                  50,326,824    7.7
                                                                                                          ------------  ------
             Net Assets                                                                                   $651,561,041  100.0%
                                                                                                          ============  ======


          (1)The interest rate is subject to change periodically based on the change in the LIBOR (London Interbank Offered Rate). The interest rate shown is the rate in effect as of November 30, 1995.
          (2)American Depositary Receipts (ADR).
          (3)Global Depositary Shares (GDS).
          (4)Global Depositary Receipts (GDR).
            *Commercial Paper and certain Foreign Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)The rights will expire 12/18/1995.
          (b)Non-income producing security.
          (c)The rights will expire 12/20/1995.
           ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $44,305,000, representing 6.8% of net assets.

                                                             Acquisition                           Value
             Issue                                              Date(s)              Cost        (Note 1a)
             Banco Commercial S.A. (ADR)                      10/24/1994        $ 1,211,625    $   967,500
             Carulla y CIA S.A. (ADR)                         6/23/1994           4,248,029      2,704,559
             Central Costanera S.A. (Class B) (ADR)           12/17/1993            228,000        283,219
             Companhia Energetica de Minas Gerais
               S.A. (CEMIG) (ADR)                        7/20/1995-8/01/1995      1,628,295      1,662,500
             Corporacion Geo, S.A. de C.V. 'B' (ADR)          9/28/1994           9,485,500      3,758,240
             Distribuidora Chilectra Metropolitan
               S.A. (ADR)                               10/24/1995-10/26/1995     1,473,750      1,522,500
             Fomento Economico Mexicano, S.A.
               de C.V. (Femsa) (ADR)                          11/18/1993          9,730,328      9,758,400
             Gran Cadena de Almacenes Colombianos
               S.A. (CADENALCO) (ADR)                         2/14/1995             611,250        385,000
             Grupo Carso, S.A. de C.V. (ADR)                  5/13/1994           1,269,344      1,295,250
             Grupo Financiero InverMexico, S.A. de
               C.V., 7.50% due 6/16/2001                      6/09/1994           8,500,000      1,275,000
             Grupo Posadas, S.A. de C.V. (ADR)                3/23/1992           6,138,293      1,927,087
             La Cemento Nacional C.A. (GDR)              6/22/1992-8/22/1995     10,693,757     10,993,176
             Mavesa S.A. (ADR)                                10/13/1993          4,010,625      1,080,517
             Papeles Nacionales S.A. (ADR)                    10/04/1995          9,013,126      3,606,694
             Sears Roebuck de Mexico, S.A. de C.V.
               'B' (ADR)                                      8/09/1994          14,403,127      2,395,312
             Venezolana de Prerreducidos Caroni
               Venprecar C.A.  (GDS)                          2/13/1992           1,239,230        690,381

             Total                                                              $83,884,279    $44,305,335
                                                                                ===========    ===========


             See Notes to Consolidated
             Financial Statements.




CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$732,226,671)
                    (Note 1a)                                                                              $ 601,234,217
                    Cash                                                                                      12,117,862
                    Foreign cash (Note 1b)                                                                    14,727,952
                    Receivables:
                      Securities sold                                                      $ 30,446,616
                      Capital shares sold                                                     1,497,300
                      Dividends                                                               1,062,663
                      Interest                                                                  616,733       33,623,312
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      19,390
                    Prepaid registration fees and other assets (Note 1f)                                          88,999
                                                                                                           -------------
                    Total assets                                                                             661,811,732
                                                                                                           -------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 7,220,238
                      Securities purchased                                                    1,140,386
                      Investment adviser (Note 2)                                               526,256
                      Distributor (Note 2)                                                      439,751        9,326,631
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       924,060
                                                                                                           -------------
                    Total liabilities                                                                         10,250,691
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 651,561,041
                                                                                                           =============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                             $     247,894
                    Class B Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 4,899,918
                    Class C Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   142,217
                    Class D Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 1,010,571
                    Paid-in capital in excess of par                                                         966,189,113
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                     (188,908,080)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                                  (601,566)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                       (131,419,026)
                                                                                                           -------------
                    Net assets                                                                             $ 651,561,041
                                                                                                           =============

Net Asset           Class A--Based on net assets of $26,034,232 and 2,478,936
Value:                       shares outstanding                                                            $       10.50
                                                                                                           =============
                    Class B--Based on net assets of $505,037,900 and 48,999,181
                             shares outstanding                                                            $       10.31
                                                                                                           =============
                    Class C--Based on net assets of $14,659,299 and 1,422,171
                             shares outstanding                                                            $       10.31
                                                                                                           =============
                    Class D--Based on net assets of $105,829,610 and 10,105,712
                             shares outstanding                                                            $       10.47
                                                                                                           =============



                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1995
Investment Income   Dividends (net of $1,596,716 foreign withholding tax)                                  $  14,847,250
(Notes 1d & 1e):    Interest and discount earned                                                               9,087,928
                                                                                                           -------------
                    Total income                                                                              23,935,178
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                                          7,649,241
                    Account maintenance and distribution fees--Class B (Note 2)                                5,982,063
                    Transfer agent fees--Class B (Note 2)                                                      2,090,228
                    Custodian fees                                                                             1,725,817
                    Printing and shareholder reports                                                             492,140
                    Transfer agent fees--Class D (Note 2)                                                        404,307
                    Account maintenance fees--Class D (Note 2)                                                   340,258
                    Accounting services (Note 2)                                                                 152,840
                    Professional fees                                                                            114,495
                    Account maintenance and distribution fees--Class C (Note 2)                                  113,075
                    Registration fees (Note 1f)                                                                  110,586
                    Foreign tax expense (Note 1d)                                                                 66,978
                    Transfer agent fees--Class A (Note 2)                                                         57,355
                    Transfer agent fees--Class C (Note 2)                                                         41,004
                    Directors' fees and expenses                                                                  37,776
                    Amortization of organization expenses (Note 1f)                                               23,267
                    Pricing services                                                                              16,825
                    Other                                                                                         24,813
                                                                                                           -------------
                    Total expenses                                                                            19,443,068
                                                                                                           -------------
                    Investment income--net                                                                     4,492,110
                                                                                                           -------------

Realized &          Realized loss from:
Unrealized Loss       Investments--net                                                    $(187,727,584)
on Investments &      Foreign currency transactions--net                                    (19,696,483)    (207,424,067)
Foreign Currency                                                                          -------------
Transactions--Net   Change in unrealized appreciation/depreciation on:
(Notes 1b, 1c,        Investments--net                                                     (238,230,449)
1e & 3):              Foreign currency transactions--net                                       (557,205)    (238,787,654)
                                                                                          -------------    -------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                           (446,211,721)
                                                                                                           -------------
                    Net Decrease in Net Assets Resulting from Operations                                   $(441,719,611)
                                                                                                           =============

                    See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended Nov. 30,
                    Increase (Decrease) in Net Assets:                                        1995            1994
Operations:         Investment income (loss)--net                                        $    4,492,110   $   (3,648,206)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                      (207,424,067)      40,187,144
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                 (238,787,654)      29,595,876
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                             (441,719,611)      66,134,814
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --       (1,113,310)
Shareholders          Class B                                                                        --         (624,870)
(Note 1g):          Realized gain on investments--net:
                      Class A                                                                  (313,934)              --
                      Class B                                                               (27,341,609)              --
                      Class C                                                                  (170,047)              --
                      Class D                                                                (5,914,915)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                    (5,597)              --
                      Class B                                                                  (487,479)              --
                      Class C                                                                    (3,032)              --
                      Class D                                                                  (105,458)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (34,342,071)      (1,738,180)
                                                                                         --------------   --------------

Capital Shares      Net increase (decrease) in net assets derived from
Transactions        capital shares transactions                                             (29,924,043)     712,764,490
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase (decrease) in net assets                                (505,985,725)     777,161,124
                    Beginning of year                                                     1,157,546,766      380,385,642
                                                                                         --------------   --------------
                    End of year                                                          $  651,561,041   $1,157,546,766
                                                                                         ==============   ==============


                    See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS
                    The following per share data       Class A                              Class B
                    and ratios have been derived            For the                                             For the
                    from information provided in            Period                                              Period
                    the financial statements.    For the    Oct. 21,                                            Sept. 27,
                                                Year Ended 1994++ to             For the Year Ended            1991++ to
                    Increase (Decrease) in       Nov. 30,  Nov. 30,                 November 30,                Nov. 30,
                    Net Asset Value:              1995++++  1994++++   1995++++   1994++++   1993      1992       1991
Per Share           Net asset value, beginning
Operating           of period                   $  17.37  $  18.22    $  17.24   $  14.39  $   9.83  $   9.80   $  10.00
Performance:                                    --------  --------    --------   --------  --------  --------   --------
                    Investment income (loss)
                    --net                            .16        --         .05       (.09)      .10       .08        .04
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net              (6.52)     (.85)      (6.47)      2.99      4.68       .05       (.24)
                                                --------  --------    --------   --------  --------  --------   --------
                    Total from investment
                    operations                     (6.36)     (.85)      (6.42)      2.90      4.78       .13       (.20)
                                                --------  --------    --------   --------  --------  --------   --------
                    Less dividends and
                    distributions:
                      Investment income--net          --        --          --       (.05)     (.13)     (.10)        --
                      Realized gain on
                      investments--net              (.50)       --        (.50)        --      (.09)       --+++++    --
                      In excess of realized gain
                      on investments--net           (.01)       --        (.01)        --        --        --         --
                                                --------  --------    --------   --------  --------  --------   --------
                    Total dividends and
                    distributions                   (.51)       --        (.51)      (.05)     (.22)     (.10)        --
                                                --------  --------    --------   --------  --------  --------   --------
                    Net asset value, end
                    of period                   $  10.50  $  17.37    $  10.31   $  17.24  $  14.39  $   9.83   $   9.80
                                                ========  ========    ========   ========  ========  ========   ========

Total Investment    Based on net asset
Return:**           value per share              (37.66%)   (4.67%)+++ (38.32%)    20.19%    49.80%     1.30%     (2.00%)+++
                                                ========  ========    ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding
Net Assets:         account maintenance and
                    distribution fees              1.66%     1.85%*      1.71%      1.51%     1.59%     1.65%      1.73%*
                                                ========  ========    ========   ========  ========  ========   ========
                    Expenses                       1.66%     1.85%*      2.71%      2.51%     2.59%     2.65%      2.73%*
                                                ========  ========    ========   ========  ========  ========   ========
                    Investment income
                    (loss)--net                    1.40%     (.20%)*      .43%      (.54%)    1.09%     1.30%      3.28%*
                                                ========  ========    ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)              $ 26,034  $ 10,350    $505,038   $937,221  $305,301  $126,344   $ 63,012
                                                ========  ========    ========   ========  ========  ========   ========
                    Portfolio turnover            54.86%    30.15%      54.86%     30.15%    24.74%    36.50%         --
                                                ========  ========    ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Consolidated Financial Statements.



CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data       Class C                              Class D
                    and ratios have been derived            For the                                             For the
                    from information provided in            Period                                              Period
                    the financial statements.    For the    Oct. 21,                                            Sept. 27,
                                                Year Ended 1994++ to             For the Year Ended            1991++ to
                    Increase (Decrease) in       Nov. 30,  Nov. 30,                 November 30,                Nov. 30,
                    Net Asset Value:              1995++++  1994++++   1995++++   1994++++   1993      1992       1991
Per Share           Net asset value,
Operating           beginning of period         $  17.24  $  18.10    $  17.37   $  14.45  $   9.90  $   9.81   $  10.00
Performance:                                    --------  --------    --------   --------  --------  --------   --------
                    Investment income
                    (loss)--net                      .03      (.02)        .14        .03       .18       .15        .06
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net              (6.45)     (.84)      (6.53)      3.00      4.69       .06       (.25)
                                                --------  --------    --------   --------  --------  --------   --------
                    Total from investment
                    operations                     (6.42)     (.86)      (6.39)      3.03      4.87       .21       (.19)
                                                --------  --------    --------   --------  --------  --------   --------
                    Less dividends and
                    distributions:
                      Investment income--net          --        --          --       (.11)     (.23)     (.12)        --
                      Realized gain on
                      investments--net              (.50)       --        (.50)        --      (.09)       --+++++    --
                      In excess of realized gain
                      on investments--net           (.01)       --        (.01)        --        --        --         --
                                                --------  --------    --------   --------  --------  --------   --------
                    Total dividends and
                    distributions                   (.51)       --        (.51)      (.11)     (.32)     (.12)        --
                                                --------  --------    --------   --------  --------  --------   --------
                    Net asset value, end
                    of period                   $  10.31  $  17.24    $  10.47   $  17.37  $  14.45  $   9.90   $   9.81
                                                ========  ========    ========   ========  ========  ========   ========

Total Investment    Based on net asset value
Return:**           per share                    (38.32%)   (4.75%)+++ (37.84%)    21.07%    50.86%     2.19%     (1.90%)+++
                                                ========  ========    ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding
Net Assets:         account maintenance and
                    distribution fees              1.72%     1.93%*      1.66%      1.48%     1.58%     1.64%      1.72%*
                                                ========  ========    ========   ========  ========  ========   ========
                    Expenses                       2.72%     2.93%*      1.91%      1.73%     1.83%     1.89%      1.97%*
                                                ========  ========    ========   ========  ========  ========   ========
                    Investment income
                    (loss)--net                     .30%    (1.22%)*     1.18%       .23%     1.83%     2.18%      4.05%*
                                                ========  ========    ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)              $ 14,659  $  5,069    $105,830   $204,907  $ 75,085  $ 30,685   $ 18,074
                                                ========  ========    ========   ========  ========  ========   ========
                    Portfolio turnover            54.86%    30.15%      54.86%     30.15%    24.74%    36.50%         --
                                                ========  ========    ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.



                    See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $14,023,877 and $4,492,110 have been reclassified from paid-in-capital in excess of par and undistributed net investment income, respectively, to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                         Account      Distribution
                                     Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer con-cessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                               $   188       $  2,684
Class D                               $40,794       $604,452


For the year ended November 30, 1995, MLPF&S received contingent deferred sales charges of $2,264,262 and $14,661 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $280,047 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1995 were $385,122,920 and $474,387,521, respectively.

Net realized and unrealized losses as of November 30, 1995 were as follows:


                                   Realized      Unrealized
                                    Losses         Losses

Long-term investments           $(187,623,034) $(130,992,454)
Short-term investments               (104,550)            --
Foreign currency transactions     (19,696,483)      (426,572)
                                -------------  -------------
Total                           $(207,424,067) $(131,419,026)
                                =============  =============


As of November 30, 1995, net unrealized depreciation for Federal income tax purposes aggregated $133,470,573, of which $41,375,187 related to appreciated securities and $174,845,760 related to depreciated securities. At November 30, 1995, the aggregate cost of investments for Federal income tax purposes was $734,704,790.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(29,924,043) and $712,764,490 for the years ended November 30, 1995 and November 30, 1994, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                        Dollar
Ended November 30, 1995              Shares        Amount

Shares sold                         3,438,542  $  37,843,792
Shares issued to shareholders in
reinvestment of distributions          18,463        304,264
                                  -----------  -------------
Total issued                        3,457,005     38,148,056
Shares redeemed                    (1,573,862)   (16,786,743)
                                  -----------  -------------
Net increase                        1,883,143  $  21,361,313
                                  ===========  =============

Class A Shares for the Period                      Dollar
Oct. 21, 1994++ to Nov. 30, 1994     Shares        Amount

Shares sold                           753,289  $  13,593,383
Shares redeemed                      (157,496)    (2,773,649)
                                  -----------  -------------
Net increase                          595,793  $  10,819,734
                                  ===========  =============

[FN]
++Commencement of Operations.



Class B Shares for the Year                        Dollar
Ended November 30, 1995              Shares        Amount

Shares sold                        18,702,609  $ 208,392,855
Shares issued to shareholders in
reinvestment of distributions       1,527,757     24,963,542
                                  -----------  -------------
Total issued                       20,230,366    233,356,397
Automatic conversion of shares       (381,355)    (4,102,038)
Shares redeemed                   (25,227,391)  (278,539,083)
                                  -----------  -------------
Net decrease                       (5,378,380) $ (49,284,724)
                                  ===========  =============



Class B Shares for the Year                        Dollar
Ended November 30, 1994              Shares        Amount

Shares sold                        45,078,402  $ 784,209,065
Shares issued to shareholders in
reinvestment of dividends              65,453        987,681
                                  -----------  -------------
Total issued                       45,143,855    785,196,746
Shares redeemed                   (11,980,794)  (204,167,756)
                                  -----------  -------------
Net increase                       33,163,061  $ 581,028,990
                                  ===========  =============

Class C Shares for the Year                        Dollar
Ended November 30, 1995              Shares        Amount

Shares sold                         1,762,120  $  19,860,125
Shares issued to shareholders in
reinvestment of distributions           9,124        149,092
                                  -----------  -------------
Total issued                        1,771,244     20,009,217
Shares redeemed                      (643,180)    (6,956,487)
                                  -----------  -------------
Net increase                        1,128,064  $  13,052,730
                                  ===========  =============



Class C Shares for the Period                      Dollar
Oct. 21, 1994++ to Nov. 30, 1994     Shares        Amount

Shares sold                           301,172  $   5,323,437
Shares redeemed                        (7,065)      (123,893)
                                  -----------  -------------
Net increase                          294,107  $   5,199,544
                                  ===========  =============

[FN]
++Commencement of Operations.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)



Class D Shares for the Year                        Dollar
Ended November 30, 1995              Shares        Amount

Shares sold                         7,252,530  $  81,328,489
Automatic conversion of shares        376,941      4,102,038
Shares issued to shareholders in
reinvestment of distributions         319,791      5,266,950
                                  -----------  -------------
Total issued                        7,949,262     90,697,477
Shares redeemed                    (9,641,073)  (105,750,839)
                                  -----------  -------------
Net decrease                       (1,691,811) $ (15,053,362)
                                  ===========  =============

Class D Shares for the Year                        Dollar
Ended November 30, 1994              Shares        Amount

Shares sold                        12,305,213  $ 213,150,837
Shares issued to shareholders in
reinvestment of dividends              36,001        543,613
                                  -----------  -------------
Total issued                       12,341,214    213,694,450
Shares redeemed                    (5,740,580)   (97,978,228)
                                  -----------  -------------
Net increase                        6,600,634  $ 115,716,222
                                  ===========  =============



As a result of the implementation of the Merrill Lynch Select
Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 have been redesignated Class D Shares. There were 12,538,430 shares redesignated amounting to $188,179,623.

5. Commitments:
At November 30, 1995, the Fund had entered into foreign exchange contracts under which it agreed to sell various foreign currency with approximate values of $2,583,000.

6. Capital Loss Carryforward:
At November 30, 1995, the Fund had a net capital loss carryforward of approximately $145,157,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1995, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for the four-year period then ended and the period September 27, 1991 (commencement of operations) to November 30, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 1995, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 19, 1996
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Latin America Fund, Inc. during the fiscal year ended November 30, 1995:


                                         Qualifying    Non-Qualifying   Foreign      Total     Foreign Taxes  Long-Term
                  Record      Payable     Domestic        Domestic       Source     Ordinary      Paid or      Capital
                   Date         Date  Ordinary Income Ordinary Income    Income      Income       Withheld      Gains
Class A Shares    12/13/94    12/21/94    $0.022974      $0.062161     $0.033095    $0.118230     $0.012401    $0.395934
Class B Shares    12/13/94    12/21/94    $0.022974      $0.062161     $0.033095    $0.118230     $0.012401    $0.395934
Class C Shares    12/13/94    12/21/94    $0.022974      $0.062161     $0.033095    $0.118230     $0.012401    $0.395934
Class D Shares    12/13/94    12/21/94    $0.022974      $0.062161     $0.033095    $0.118230     $0.012401    $0.395934

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations. All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



PORTFOLIO CHANGES (unaudited)



For the Quarter Ended November 30, 1995


Additions


Aracruz Celulose S.A.
Aracruz Celulose S.A. (Preferred)
Chilgener Inc. S.A.
Companhia Industrial Peru Pacifico S.A.
Companhia Paulista de Forca e Luz S.A.
  (Rights)
Corporacion Banco Credito del Peru S.A.
Distribuidora Chilectra Metropolitan S.A.
  (ADR)
Transportacion Maritima Mexicana, S.A.
  de C.V.
Uniao de Banco Brasileiras S.A.
  (UNIBANCO) (Rights)


Deletions

Banco de Colombia S.A.
Banco de Credito de Peru S.A.
Banco del Sud S.A.
Bata Chile S.A.
Casa Anglo Brasileira S.A.
Cementos Mexicanos, S.A. de C.V. Nom 'B'
  (Cemex)
Cementos Paz Del Rio S.A.
Cementos Paz Del Rio S.A. (ADR)
Ceval Alimentos S.A. (Preferred)
Companhia Energetica de Minas Gerais
  S.A. (CEMIG) (Preferred)

Companhia Energetica de Sao Paulo S.A.
  (CESP) (ADR)
Companhia Energetica de Sao Paulo S.A.
  (CESP)(Preferred)(ADR)
Companhia Metalurgica Barbara S.A.
Companhia Siderurgica de Tubarao S.A.
  (CST)
Companhia Vale do Rio Doce S.A.
  (Preferred)
Compania de Acero del Pacifico S.A. de
  Inv. (CAP)
Controladora de Farmacias, S.A. de C.V.
  (COFAR)
Desc Sociedad de Fomento Industrial,
  S.A. de C.V. (Class B)
El Puerto de Liverpool, S.A. de C.V.
  (Non-Voting)(Series C1)
Empresas ICA Sociedad Controladora,
  S.A. de C.V. (ADR) Farmacias
  Benavides, S.A. de C.V.
Forestal Terranova S.A.
Grupo Financiero (GBM) Atlantico, S.A. de C.V.
Grupo Financiero (GBM) Atlantico, S.A. de C.V. 'L'
Grupo Industrial Maseca, S.A. de C.V. 'B2'
Grupo Sidek, S.A. de C.V. 'B'
Industrias Klabin de Papel e Celulose S.A. (Preferred)
La Bombril S.A. (Preferred)
La Compania Colombiano de Tabaco S.A. (COLTABACO)
La Fabril S.A.
Mesbla S.A.
Telecomunicacoes de Minejeros S.A.--TELEMIG (Ordinary)
Telecomunicacoes de Minejeros S.A.--TELEMIG (Preferred)
Tolmex, S.A. de C.V. 'B'